As filed with the Securities and Exchange Commission on February 12, 2024

File Nos.	2-29901
811-01716

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 298	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 277	X

____________________________________________

AB CAP FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(800) 221-5672

____________________________________________

NANCY E. HAY
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Suite 800
Washington, D.C. 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[_]	immediately upon filing pursuant to paragraph (b)
[_]	on (date) pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)
[_]	on (date) pursuant to paragraph (a)
[X]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest.

This Post-Effective Amendment No. 298 relates solely to the Class Z shares of the AB Mid Cap Value Portfolio. No information in the Registrant’s Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

PROSPECTUS   |   [_____], 2024

AB Mid Cap Value Portfolio

(Shares Offered—Exchange Ticker Symbol)

(Class Z–[___])

The Securities and Exchange Commission not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

„ Are Not FDIC Insured „ May Lose Value „ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Mid Cap Value Portfolio

 INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Other Expenses	.60%
Total Other Expenses(a)	.62%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver and/or Expense Reimbursement(b)	(.58)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.67%

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(a)	Total Other Expenses are based on estimated amounts for the current fiscal year.
(b)	The Adviser has contractually agreed to waive fees and/or bear expenses of the Fund to the extent necessary to prevent Total Other Expenses (excluding transfer agent expenses, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.02% of the average daily net assets for Class Z shares (“expense limitation”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitation. In addition, in connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses.” The expense limitations and waiver agreement will each remain in effect until [__], 2025 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the expense limitations and waiver agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same (except that any fee waiver and/or expense limitation is in effect for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$ 68
After 3 Years	$ 339

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of mid-capitalization companies. For purposes of this policy, mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell Midcap® Index and the greater of $50 billion or the market capitalization of the largest company in the Russell Midcap® Index.

Because the Fund’s definition of mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2023, the capitalization ranges of companies in the Russell Midcap® Index ranged from approximately $669.6 million to $73.3 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund’s portfolio, the Adviser looks for companies with attractive valuation and compelling success factors. The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio.

The Adviser typically projects a company’s financial performance over a full economic cycle within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the Russell Midcap Value® Index by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of mid-capitalization companies, such as industrials and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-U.S. companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•	Market Risk: The value of the Fund’s investments will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

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•	Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.
•	Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials and consumer services sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.
•	Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.
•	Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.
•	Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.
•	Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
James MacGregor	Since [___] 2024	Senior Vice President of the Adviser

Snezhana Otto	Since [___] 2024	Senior Vice President of the Adviser

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PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and to persons participating in certain fee-based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Fund’s investment strategies, practices and related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Fund’s investment practices that are non-principal strategies or all of the related risks of such strategies; additional information about the Fund’s risks and investments can be found in the Fund’s Statement of Additional Information (“SAI”). The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”. A list of the current AB Mutual Funds is available in the Fund’s SAI.

ESG Integration

The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Fund’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Adviser analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.

Market Risk

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets may decline.

Derivatives

The Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

The Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).

The Fund’s investments in derivatives may include, but are not limited to, the following:

•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a

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new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund’s investments in forward contracts may include the following:

–	Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. The Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).
•	Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund’s investments in options may include the following:
–	Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
–	Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.
–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared

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swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Fund’s investments in swap transactions include the following:

–	Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for the Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

The value of these transactions will fluctuate based on changes in interest rates.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of the Fund’s portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date.

–	Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.
–	Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

–	Total Return Swaps. The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when the Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the

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offsetting interest obligation, the Fund will receive or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.
–	Variance Swaps. The Fund may enter into variance swaps to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.
•	Other Derivatives and Strategies
–	Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).
–	Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

The Fund will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from any increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s

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Investors Service, Inc. (“Moody’s”) or BBB- or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

The Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Fund, as a result of investing in foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions imposed by the U.S. or a foreign country may restrict the Fund’s ability to purchase or sell foreign securities or may require the Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Fund is open for business. On such days, the Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. A non-U.S. Company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or

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diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of the Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, military conflicts and wars, such as Russia’s large-scale invasion of Ukraine and the war between Israel and Hamas, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions in the regions and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers

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and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent the Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. the Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity—economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. The Fund will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

The Fund may invest in TBA—mortgaged-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

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Illiquid Securities

The Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the term “illiquid securities” means any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may not be able to sell illiquid securities in which it invests and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.

Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of inflation-indexed securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Investment in Exchange-Traded Funds and Other Investment Companies

The Fund may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Fund may invest, from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund’s expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. The Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.

Investments in Certain Types of Privately Placed Securities

The Fund may invest in privately placed securities. Privately placed securities in which the Fund invests are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If the Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related

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expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Borrowings and Leverage

The Fund may use borrowings or other leverage for investment purposes subject to its investment policies and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s shares. Likewise, the Fund’s investments in certain derivatives may effectively leverage the Fund’s portfolio. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

Rule 18f-4 under the 1940 Act imposes limits on a fund’s utilization of certain derivatives and other forms of leverage. Rule 18f-4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4.

LIBOR Replacement Risk

The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under the Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

The Fund will invest any cash collateral in shares of a money market fund approved by the Fund’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

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Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements and Buy/Sell Back Transactions

The Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Fund will sell the collateral back is specified in advance, the Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to the Fund’s limitations on borrowings and create leverage risk for the Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund’s gain is limited to the price

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at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

Structured Products

The Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. The Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Fund involves the risk considerations described below.

Investment in Smaller, Less-Seasoned Companies

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Management Risk – Quantitative Models

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Future Developments

The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

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Changes in Investment Objectives and Policies

The Fund’s Board may change the Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. The Fund will not change its policy to invest at least 80% of its net assets in securities of mid-capitalization companies without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of the Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

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INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange shares in the Fund that are offered in this Prospectus. The Fund offers one class of shares through this Prospectus.

The NAV of the Fund is disclosed daily on the Fund’s website or through the investor’s online account information at www.abfunds.com and/or by calling (800) 221-5672.

To effect an order for the purchase, exchange or redemption of the Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;
•	Include the fund and account number; and
•	Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

•	Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)
•	Any supporting documentation that may be required.

The Fund reserves the right, without notice, to revise the requirements for proper form.

HOW TO BUY SHARES

The purchase of the Fund’s shares is priced at the next-determined NAV after your order is received in proper form by ABIS.

Shares Available to Persons Participating in Certain Fee-Based Programs

Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Fund.

Shares Available to Group Retirement Plans

Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”).

Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Fund.

Other Purchase Information

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. ABIS must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

Shares of the Fund are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund, the Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Fund through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Fund’s distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

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Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Class Z shares are not subject to any initial sales charge or contingent deferred sales charge (“CDSC”), although your financial advisor may charge a fee.

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

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Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
- additional distribution support;
- defrayal of costs for educational seminars and training; and
- payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. The Adviser and its affiliates, at their own expense, provide similar payments to firms for providing distribution, marketing, promotional, educational and other services to the AB ETFs. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the services and the sale of shares of the AB Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution and analytical data pertaining to AB Funds by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Adviser, ABI and their affiliates may pay for “ticket” or other transactional charges.

For 2024, additional payments by the Adviser and ABI and their affiliates to these firms for distribution services and educational support related to the AB Funds are expected to be approximately 0.04% of the average monthly assets of the AB Funds, or approximately $26 million. For 2023, the Adviser and ABI and their affiliates paid approximately 0.04% of the average monthly assets of the AB Funds or approximately $25 million for distribution services and educational support related to the AB Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Fund sales, assets and redemption rates, and the willingness and ability of the firm to give the Adviser and ABI and their affiliates access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Funds on a “preferred list”. The goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Fund shares. Please see “Management of the Fund—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

ADP Retirement Services

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Equitable Advisors

FIS Brokerage

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors

John Hancock Retirement Plan Services

JP Morgan Securities

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Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

Osaic, Inc.

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Rockefeller Financial, LLC

The Standard Retirement Services

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your sale price will be the next-determined NAV, after the Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. The Fund normally pays proceeds of a sale of Fund shares in cash. However, the Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time for you to receive that day’s NAV. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no

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guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial

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intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES

The Fund’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board. Pursuant to these procedures, the Adviser, as the Fund’s “valuation designee” pursuant to Rule 2a-5 of the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to oversight of the Fund’s Board.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Fund uses fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instrument.

The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as the Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund’s assets is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s Adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of December 31, 2023 totaling approximately $725 billion (of which approximately $141 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2023, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, had as of December 31, 2023 approximately 2.6 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays the Adviser 0.63% of the Fund’s average daily net assets up to $2.5 billion, 0.605% of the Fund’s average daily net assets between $2.5 billion and $5 billion, and 0.58% of the Fund’s average daily net assets in excess of $5 billion.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s [annual] report to shareholders for the [____-month] period ended [_____].

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The management of, and investment decisions for the Fund are made by the Adviser’s Mid Cap Value Investment Team. The Mid Cap Value Investment Team relies heavily on the fundamental analysis and research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

The following table lists the persons within the Mid Cap Value Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
James MacGregor; since [__] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

Snezhana Otto; since [__] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2019.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held

26

through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by the Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions Information

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

Income dividends are typically declared and paid annually; capital gains distributions for the Fund typically occur annually in December. During the fourth quarter of the calendar year, typically in early November, an estimate of the Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax-center.htm.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

Tax Information

Any investment in the Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in the Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Fund’s non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. Other distributions by the Fund are generally taxable to you as ordinary income. The Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. If you purchase shares before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

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Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

The Fund may experience relatively large redemptions due to transactions in Fund shares by significant investors. If large shareholder redemptions occur, the Fund could be required to sell portfolio securities and this may result in the Fund’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Fund. As part of these services, those investment advisers conduct year-end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in the Fund. These transactions could result in the Fund experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of the Fund or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Fund and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require the Fund to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Fund’s realization of capital gains. If a significant amount of the Fund’s assets is allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of tax management strategies may also require the Fund to incur transaction costs, which will reduce its return.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund’s SAI for information on how you will be taxed as a result of holding shares in the Fund.

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GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221-5672. We will resume separate mailings for your account within 30 days of your request.

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FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Fund had not yet commenced operations as of the date of this Prospectus.

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APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for the Fund is the same as stated under “Fees and Expenses of the Fund”. Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/). Your actual expenses may be higher or lower.

AB Mid Cap Value Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$70.35	$10,429.65
2	10,429.65	521.48	10,951.13	136.89	10,814.24
3	10,814.24	540.71	11,354.95	141.94	11,213.01
4	11,213.01	560.65	11,773.66	147.17	11,626.49
5	11,626.49	581.32	12,207.81	152.60	12,055.21
6	12,055.21	602.76	12,657.97	158.22	12,499.75
7	12,499.75	624.99	13,124.74	164.06	12,960.68
8	12,960.68	648.03	13,608.71	170.11	13,438.60
9	13,438.60	671.93	14,110.53	176.38	13,934.15
10	13,934.15	696.71	14,630.86	182.89	14,447.97
Cumulative		$5,948.58		$1,500.61

*	Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses before fee waiver as reflected under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus.

A-1

For more information about the Fund, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund’s annual and semi-annual reports to shareholders, once available, will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, once available, or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.abfunds.com

You may also view reports and other information about the Fund, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-01716

AB CAP FUND, INC.

-AB MID CAP VALUE PORTFOLIO

(Class Z-[____])

STATEMENT OF ADDITIONAL INFORMATION [_____], 2024

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the current prospectus dated [______], 2024 (the “Prospectus”) for the AB Mid Cap Value Portfolio (the “Fund”) of AB Cap Fund, Inc. (the “Company”) that offers Class Z shares of the Fund. Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

____________________

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUND AND ITS INVESTMENTS

Introduction to the Fund

The Company is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s shares are offered in separate series referred to as portfolios. The Fund is a portfolio of the Company, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies.

Except as noted, the Fund’s investment policies and practices described below are not “fundamental policies” within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of the Company (the “Board”) without shareholder approval. However, the Fund will not change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Fund’s investment policies and practices supplements the information set forth in the Prospectus.

Contingent Value Rights

The Fund may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be awarded to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does

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not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they may not be registered under the federal securities laws or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which increases the risk of mispricing or improper valuation.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Chinese Depositary Receipts (“CDRs”) are depositary receipts traded on Chinese exchanges that evidence ownership of underlying securities of Chinese companies traded in Hong Kong or outside of China. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia. CDRs are designed for use in Chinese securities markets. It is not known whether an active market for

5

CDRs will develop, or how the value and trading activity for particular CDRs will relate to those of the underlying securities.

Derivatives

The Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities (physical and intangible), interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by the Fund, are described below. Derivatives include listed and cleared transactions, where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a

6

specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--     Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund’s interest.

--     Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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--     Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, the Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

--     Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, the Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose the Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. The Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

--     Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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--     Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--     Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.” Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect the Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for the Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund may otherwise engage impossible or so costly that they will not be economical to implement. If the Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent the Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty

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credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by the Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

--     Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. The Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser with respect to the Fund, intends to claim an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Fund’s derivatives use and the Fund is not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by the Fund

—Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to

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“lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser, were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete or settle forward transactions at prices inferior to the then current market values. The Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

—Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

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The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund may write covered options or uncovered options. A call option written by the Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such

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transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

—Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The Fund may write (sell) call and put options and purchase call and put options on securities indices. If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

The Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

—Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices,

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futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

—Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where the Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all

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or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

—Futures Contracts and Options on Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping

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the NAV of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

The Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and

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options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market

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declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

—Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

—Currency Swaps. The Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

—Swaps: Interest Rate Transactions. The Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on

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a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for the Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. The Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent by any NRSRO) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

—Variance and Correlation Swaps. The Fund may enter into variance or correlation swaps in an attempt to hedge market risk or adjust exposure to the volatility of the securities markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying securities within a given index. “Correlation” as used here is defined as the weighted average of the

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correlations between the daily returns of each pair of securities within a given index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

—Total Return Swaps. The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

--Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin initially deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

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—Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

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International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

The Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

—Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurodollar instruments to hedge against changes in the reference rate.

—Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

The use of forward commitments enables the Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete or settle such when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Fund’s NAV.

At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to

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be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Fund may be adversely affected.

Illiquid Securities

The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could adversely affect the

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marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Company has adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”) and related procedures to categorize the Fund’s investments, including Rule 144A Securities, and identify illiquid investments.

Investments in Exchange-Traded Funds and Other Investment Companies

The Fund may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed income, commodities and foreign currencies markets. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETF’s shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Fund may also invest in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund’s expenses. The Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

To the extent that the Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Investments in Initial Public Offering (“IPO”) Securities

The Fund may invest in securities of companies that are offered in an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the

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small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While the Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on the Fund's performance (higher or lower) if the Fund's assets are relatively small. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Investments in Certain Types of Privately Placed Securities

The Fund may invest in privately placed securities. Privately placed securities in which the Fund invests are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If the Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Loans of Portfolio Securities

The Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

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In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

The Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

The Fund will invest any cash collateral in shares of a money market fund approved by the Fund’s Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Loan Participations and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for the holders. The financial status of the agent interposed between the Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of the Fund’s investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The agent typically has broad discretion in enforcing loan agreements.

The Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling

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the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When the Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which the Fund may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. The Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and may receive a commitment fee based on the amount of the commitment.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Fund) by governmental, government-related or private organizations.

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Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United

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States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of the Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of

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principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation. The Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities (“ARMS”), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum

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amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, the Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. The Fund may also invest in commercial mortgage-backed securities, which are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-

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backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

“To Be Announced” Mortgaged-Backed Securities. TBA mortgage-backed securities are described in “Forward Commitments and When-Issued and Delayed Delivery Securities” above.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable-rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent the Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

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Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

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Other Asset-Backed Securities. The Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade by a NRSRO or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities. The Fund may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Fund’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured

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Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies, such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Fund’s Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

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The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. The Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s assets because the Fund uses the proceeds to make

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investments in other securities. See “Certain Risk and Other Considerations – Borrowing and Use of Leverage” below.

Rights and Warrants

The Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts

The Fund’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”). The Fund’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, the Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, the Fund may determine to hold the securities in its portfolio.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

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Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by S&P, Moody’s and Fitch, with S&P rating the security as BBB, Moody’s as Ba and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., BBB by S&P, Ba1 by Moody’s and BBB by Fitch).

The Adviser will try to reduce the risk inherent in the Fund’s investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Short Sales

The Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the

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obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See “Dividends, Distributions and Taxes – Tax Straddles” for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Short-Term Investments

The Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody’s or A-1, AA- or better by S&P or the equivalent by any other NRSRO; obligations (including certificates of deposit, time deposits, demand deposits, and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody’s or A-1, AA- or better by S&P or the equivalent by any other NRSRO; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in short-term debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s or the equivalent by any other NRSRO or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a short-term debt security that is downgraded below BBB- or Baa3 (or an equivalent rating by any NRSRO) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Special Situations

The Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

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Standby Commitment Agreements

The Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

The Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and/or less expensive for the Fund than investing in the underlying assets or benchmarks and the related derivative. These

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investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities. The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes. Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements

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in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are

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guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations (“CMOs”). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

U.S. Government securities also include certain SMRS. Stripped mortgage-related securities and principal-only securities are described in more detail in “Mortgage-Related Securities and Other Asset-Backed Securities –Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

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Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon and Payment-in-Kind Bonds

The Fund may at times invest in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuations in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). The Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

Certain Risk and Other Considerations

Borrowing and Use of Leverage. The Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s shares. Likewise, the Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to

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cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose the Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. Rule 18f-4, among other things, permits the Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Real Estate Investments. If the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Fund in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward

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contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States and (v) lesser trading volume.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States,

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higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund’s assets should these conditions or events recur.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of the Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the

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EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, military conflicts and wars, such as Russia’s large-scale invasion of Ukraine and the war between Israel and Hamas, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions in the regions and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Foreign investment in the securities of certain companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or

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fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent the Fund invests in the securities of a company whose securities are subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “United States Federal Income Taxation of the Fund”.

Investors should understand that the expenses of the Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

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Investments in China. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly; and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Fund invests, and may prohibit or limit the Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to the Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly the Fund will be exposed to renminbi currency risks. The ability to hedge renminbi

52

currency risks is limited.  In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

The Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “Exchange”) or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect the Fund’s returns and NAV.

Foreign Currency Transactions. The Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, the Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund’s income. The Fund will,

53

however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Fund’s total assets adjusted to reflect the Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves involve certain special risks.

Merger, Reorganization, or Liquidation of the Fund. To the extent permitted by law, the Board may determine to merge or reorganize the Fund or a share class, or to close and liquidate the Fund or a share class at any time, which may have adverse consequences for shareholders. In the case of a liquidation, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund or the class, as applicable. In the event the Board determines to liquidate the Fund or a share class, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Fund. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

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INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of the Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, the Fund:

(a)       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c)       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d)       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e)       may purchase or sell commodities or options thereon to the extent permitted by applicable law; and

(f)       may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

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As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies

The following are descriptions of operating policies that the Fund has adopted but that are not fundamental and is subject to change without shareholder approval.

The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE FUND

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2023, totaling approximately $725 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of December 31, 2023, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

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Equitable Holdings and its subsidiaries	59.8%
AllianceBernstein Holding L.P.	39.5
Unaffiliated holders	0.7
100.0%

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of December 31, 2023, EQH owned approximately 3.5% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.2% economic interest in the Adviser as of December 31, 2023.

Advisory Agreements and Expenses

The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund, and manages, supervises and conducts the affairs of the Fund, subject to the oversight of the Board.

Under the Fund’s Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund’s portfolio of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and any expenses incurred in promoting the sale of shares of the Fund (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Fund has under the Advisory Agreement assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the

57

Fund on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board.

The Advisory Agreement became effective on [________], 2024 and provides that it will continue in effect for two years from its effective date and thereafter from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

Effective as of [______], 2024, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.63% of the Fund’s average daily net assets up to $2.5 billion, 0.605% of the Fund’s average daily net assets between $2.5 billion and $5 billion, and 0.58% of the Fund’s average daily net assets in excess of $5 billion.

Effective as of [________], 2024, the Adviser has contractually agreed to waive its fee and bear certain expenses of the Fund for the period through the effective date of the subsequent prospectus incorporating the Fund’s annual financial statements (the “Period”) so that the Fund’s Total Other Expenses (excluding transfer agent expenses, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) do not exceed on an annual basis .02%,of average daily net assets for Class Z shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitation. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice 60 days’ prior to the end of the Period. The fee waiver and/or expense reimbursement agreement may be terminated after [______], 2025 upon 60 days’ prior notice by the Adviser.

In addition, to the extent that the Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until [_____], 2025 and may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period from the effective date of the registration statement of the Fund to the effective date of the subsequent registration statement of the Fund incorporating the Fund’s annual financial statements. To the extent the Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

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Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days’ written notice by a vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Directors, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of their assignment. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Board of Directors Information

Certain information concerning the Directors and the Advisory Board member is set forth below.

Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

INDEPENDENT DIRECTORS

Garry L. Moody,#, Chairman of the Board 71 (2024)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice	83	None

59

Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of its Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committee since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committees of such Funds from 2008 to February 2023.

Jorge A. Bermudez,# 72 (2024)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from	83	Moody’s Corporation since April 2011

60

Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

Michael J. Downey,# 80 (2024)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	83	None

Nancy P. Jacklin,# 75 (2024)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as	83	None

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Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

Chair of the Governance and Nominating Committees of the AB Funds from August 2014 until August 2023.
Jeanette W. Loeb,# 71 (2024)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		83	None

Carol C. McMullen,# 68 (2024)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair since June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; Member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset	83	None

62

Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.

Marshall C. Turner, Jr.,# 82 (2024)

Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		83	None
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Name, Address,* Age and (Year Elected**)	Principal Occupation(s) During Past Five Years and Other Information	Portfolios in AB Fund Complex Overseen	Other Public Company Directorships Currently Held

INTERESTED DIRECTOR

Onur Erzan,+ 48 1345 Avenue of the Americas New York, NY 10105 (2024)

Senior Vice President of the Adviser++, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		83	None
ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (Appointed January 2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2019 until June 2023.	83	None

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________________

*	The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Directors or Advisory Board member.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

++	The Adviser is an affiliate of the Fund.

The business and affairs of the Fund are overseen by the Board. The Board has also established an Advisory Board, whose member assists the Board in a non-voting capacity in its oversight of the management of the Fund. The Board remains solely responsible for the oversight of the management of the Fund. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Fund’s Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership

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of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and served as Chair of the Governance and Nominating Committees of the AB Funds from August 2014 until August 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the

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Governance Committee from October 2021 through September 2023, has served as a director or trustee since 2008 and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, and has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Experience, Skills, Attributes, and Qualifications of Advisory Board Member. In addition to her service as an Advisory Board member of the Fund and other AB Funds as noted in the table above, Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI. She also served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute. The disclosure herein of the Advisory Board member’s experience, qualifications, attributes and skills does not impose on such member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such member as a member of the Advisory Board in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operation of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

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An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Board is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

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Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above. The Advisory Board member is generally invited to attend all or portions of meetings of the committees.

The function of the Audit Committee is to assist the Board in their oversight of the Fund’s accounting and financial reporting policies and practices. The Audit Committee of the Fund has not yet met.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Fund has not yet met.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all

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shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in an executive

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session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Fund met February 6-7, 2024 to approve the Advisory and Distribution Services Agreements for the Fund.

The dollar range of the Fund’s securities owned by each Director and the Advisory Board Member and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director and the Advisory Board Member are set forth below.

Name of Director	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS OF FEBRUARY 1, 2024	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2023

Jorge A. Bermudez	None	Over $100,000
Michael J. Downey	None	Over $100,000
Onur Erzan	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Jeanette W. Loeb	None	Over $100,000
Carol C. McMullen	None	Over $100,000
Garry L. Moody	None	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000

Name of Advisory Board Member

Emilie D. Wrapp*	None	None

 ________________

*       Ms. Wrapp was appointed an Advisory Board member of the Fund effective January 1, 2024.

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Onur Erzan, 48	President and Chief Executive Officer	See biography above.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019, and Assistant Secretary of ABI**.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Phyllis J. Clarke, 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

James W. MacGregor, 56	Vice President	Senior Vice President and Chief Investment Officer of US Small and Mid-Cap Value Equities of the Adviser**, with which he has been associated since prior to 2019. He is also Head of US Value Equities since 2019.

Snezhana Otto, 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated in a substantially similar capacity to her current position since prior to 2019.

________________

*       The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**     The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. The estimated aggregate compensation paid to the Directors and the Advisory Board member by the Fund for the fiscal year ending November 30, 2024, the aggregate compensation paid to each of the Directors or the Advisory Board member during calendar year 2023 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors or the Advisory Board member serves as a director, trustee or Advisory Board member are set forth below. Neither the Fund nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors, trustees or the Advisory Board member. Each of the Directors or the

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Advisory Board member is a director, trustee or Advisory Board member of one or more other registered investment companies in the AB Fund Complex.

Name of Director	Estimated Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee

Jorge A. Bermudez	$1,732	$330,000	28	83
Michael J. Downey	$1,732	$330,000	28	83
Onur Erzan	$0	$0	28	83
Nancy P. Jacklin	$1,884	$358,875	28	83
Jeanette W. Loeb	$1,840	$350,625	28	83
Carol C. McMullen	$1,992	$379,500	28	83
Garry L. Moody	$2,511	$478,500	28	83
Marshall C. Turner, Jr.	$1,732	$330,000	28	83

Name of Advisory Board Member of the Fund	Estimated Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Fund, as to which the Advisory Board Member is an Advisory Board Member	Total Number of Investment Portfolios within the AB Fund Complex, Including the Fund, as to which the Advisory Board Member is an Advisory Board Member

Emilie D. Wrapp*	$1,732	$0	28	83

_______________
*	As Ms. Wrapp was appointed an Advisory Board member of the Fund effective January 1, 2024, she did not receive compensation during calendar year 2023. Effective January 1, 2024, she receives the same compensation from the Funds as an Independent Director.

As of February 1, 2024, the Directors, Advisory Board Member and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About the Fund’s Portfolio Managers

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Mid Cap Value Investment Management Team. James W. MacGregor and

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Snezhana Otto are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of December 31, 2023 are set forth below:

DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND
James W. MacGregor	None
Snezhana Otto	None

As of December 31, 2023, employees of the Adviser had approximately $28,408,250 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2023.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
James W. MacGregor	21	$6,364,000,000	None	None
Snezhana Otto	None	None	None	None

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
James W. MacGregor	48	$2,004,000,000	None	None
Snezhana Otto	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
James W. MacGregor	48	$3,279,000,000	4	$486,000,000
Snezhana Otto	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the

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Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities (including IPOs) may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for

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aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is

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generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUND

Distribution Services Agreement

The Company has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Fund’s principal underwriter, to permit ABI to distribute the Fund’s shares. The Agreement will continue in effect so long as its continuance is specifically approved

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annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Company).The Adviser from time to time and from its own funds or such other resources as may be permitted by rules of the SEC makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

Transfer Agency Agreement

ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses.

Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Fund often does not maintain an account for the beneficial owner of the Fund’s shares. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by the Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Fund and is responsible for the implementation and administration of a

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securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrowing; ensuring that payments relating to distributions on loaned securities are timely and properly credited to the Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”.

Shares of the Fund are offered on a continuous basis at a price equal to their NAV. Class Z shares are available at NAV to certain Group Retirement Plans. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Fund. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of the Fund made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include

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name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in

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addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with a bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares
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back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, and the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or their agents, with individual account level information about their transactions. If the Fund detects excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

In addition, to the extent permitted by law, the Fund reserves the right to merge or reorganize itself or a share class, or to close and liquidate itself or a share class at any time.

The public offering price of shares of the Fund is its NAV. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund’s shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of

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trading) by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time. In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

The Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Fund’s transfer agent.

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Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts

The Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Dividend Reinvestment Program. Under the Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a)	the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or
(b)	your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Payments to Financial Advisors and Their Firms”, in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. The Adviser and its affiliates, at their own expense, provide similar payments to firms for providing distribution, marketing, promotional, educational and other services to the AB ETFs. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the services and the sale of shares of the AB Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution and analytical data pertaining to AB Funds by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Adviser, ABI and their affiliates may pay for “ticket” or other transactional charges.

For 2024, the Adviser and ABI and their affiliates expect to pay approximately 0.04% of the average monthly assets of the AB Funds, or approximately $26 million, for distribution services and education support related to the AB Funds. For 2023, the Adviser and ABI and their affiliates paid approximately 0.04% of the average monthly assets of the AB Funds, or approximately $25 million, for distribution services and educational support related to the AB Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Fund sales, assets and redemption rates, and the willingness and ability of the firm to give the Adviser and ABI and their affiliates access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Funds on a “preferred list”. The goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Fund – Annual Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

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Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

ADP Retirement Services

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Equitable Advisors

FIS Brokerage

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

Osaic, Inc.

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Rockefeller Financial, LLC

The Standard Retirement Services

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”. If you are a shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those imposed below.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Fund will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. The Fund expects that it will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

Payment of the redemption price normally will be made in cash but, at the option of the Fund, may be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund’s portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption

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or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder’s hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Redemptions Through Intermediaries. The Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request, except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares. Normally, if shares of the Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service.

Account Closure

The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Fund”.

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If you are a shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Exchange Privilege

You may exchange your investment in the Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-	AB All Market Real Return Portfolio
-	AB Bond Inflation Strategy
-	AB High Yield Portfolio
-	AB Income Fund
-	AB Limited Duration High Income Portfolio
-	AB Municipal Bond Inflation Strategy
-	AB Short Duration Income Portfolio
-	AB Sustainable Thematic Credit Portfolio
-	AB Tax-Aware Fixed Income Opportunities Portfolio
-	AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-	AB All China Equity Portfolio
-	AB Concentrated Growth Fund
-	AB Concentrated International Growth Portfolio
-	AB Emerging Markets Multi-Asset Portfolio
-	AB Global Core Equity Portfolio
-	AB International Strategic Core Portfolio
-	AB Select US Equity Portfolio
-	AB Select US Long/Short Portfolio
-	AB Small Cap Growth Portfolio
-	AB Small Cap Value Portfolio
-	AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

-	AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

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AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-	AB California Portfolio
-	AB High Income Municipal Portfolio
-	AB National Portfolio
-	AB New York Portfolio

AB Municipal Income Fund II

-	AB Arizona Portfolio
-	AB Massachusetts Portfolio
-	AB Minnesota Portfolio
-	AB New Jersey Portfolio
-	AB Ohio Portfolio
-	AB Pennsylvania Portfolio
-	AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-	AB Discovery Value Fund
-	AB International Value Fund
-	AB Value Fund

The AB Portfolios

-	AB All Market Total Return Portfolio
-	AB Growth Fund
-	AB Sustainable Thematic Balanced Portfolio
-	AB Tax-Managed Wealth Appreciation Strategy
-	AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-	Intermediate California Municipal Portfolio
-	Intermediate Diversified Municipal Portfolio
-	Intermediate Duration Portfolio
-	Intermediate New York Municipal Portfolio

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following

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paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each shareholder of the Fund and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time on a Fund business day, as defined above. Telephone requests for exchange received before the Fund Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any orders to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports

The Fund transmits to shareholders semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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NET ASSET VALUE

The NAV of the Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on the Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Fund:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill the Adviser’s responsibilities as the Fund’s Valuation Designee, which operates under policies and procedures approved by the Fund’s Board, to value the Fund’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in the Fund as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instruments. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the

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manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Fund uses fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument.

The Fund’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining the Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such

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quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following summary addresses only the principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General. The Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain “qualified publicly traded partnerships”; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), (ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships”.

If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income

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tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

The Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. Income dividends are typically declared and paid annually, capital gains distributions for the Fund typically occur annually in December. Dividends of the Fund’s net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund.

Some or all of the distributions from the Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. Dividends received from REITs generally do not constitute qualifying dividends. However, certain REIT dividends attributable to trade or business income of the REIT may

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qualify for a reduced rate of taxation as qualified business income. The Fund will notify shareholders as to how much of the Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (at a rate of 24%) if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if the Fund’s shares are held as a capital asset, and will be a long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this

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purpose, acquisitions pursuant to the Fund’s Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Foreign Taxes. Investment income received by the Fund from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them;

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and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder’s foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such “pass through” of foreign taxes.

The federal income tax status of each year’s distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund

The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its “investment company taxable income” each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a “qualified electing fund” within the meaning of the Code or “mark-to-market” the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of “passive income”. In some cases, the Fund may be able to elect to “mark-to-market” stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the

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excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund’s taxable income for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

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Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxes

The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

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If the income from the Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to U.S.-source portfolio interest income are not subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term and short-term capital gain and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

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Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

Transactions for the Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

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The Fund’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department for the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Fund to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Fund’s transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Adviser’s investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. The policies and procedures relating to disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund’s portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by Fund’s holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund’s top ten holdings (including name and the percentage of the Fund’s assets invested in each holding), and a percentage breakdown of the Fund’s investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by NRSROs, (iii) for the purpose of due diligence regarding a merger or acquisition, (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or (v) to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures

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relating to disclosure of the Fund’s portfolio securities. The Adviser does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the assets of the Fund; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.

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GENERAL INFORMATION

The Fund is a series of AB Cap Fund, Inc., a Maryland Corporation. The Fund was organized in 2024 under the name “AB Mid Cap Value Portfolio”.

It is anticipated that annual shareholder meetings will not be held for the Fund; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder will be entitled to share pro rata with other shareholders all dividends and distributions arising from the Fund’s assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner.

Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

Principal and Controlling Holders

To the knowledge of the Fund, AllianceBernstein L.P. (Attn: Brent Mather-Seed Account, 1 N. Lexington Avenue, White Plains, NY 10601-1712) owned of record or beneficially 100% of the outstanding shares of the Fund as of the date of this SAI. A shareholder who beneficially owns more than 25% of the Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Custodian and Accounting Agent

State Street, c/o State Street Corporation One Congress Street, Suite 1, Boston, MA 02114, acts as the custodian for the assets of the Fund and as the accounting agent for the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the

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supervision of the Fund’s Directors, State Street may enter into sub-custodial agreements for the holding of the Fund’s foreign securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the Fund’s Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

[______], [_______], has been appointed as the independent registered public accounting firm for the Fund.

Code of Ethics and Proxy Voting Policies and Procedures

The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.abfunds.com; or both; and (ii) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the internet at www.abfunds.com.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

No financial statements are available for the Fund because it had not yet commenced operations as of the date of the Prospectus.

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Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these

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guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out points of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold

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directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We

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generally will deem as excessive the non-audit fees paid by a company to its auditor, if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and

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political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

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Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact one or more of a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated May 11, 2011 and filed May 16, 2011 – Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 96 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

	(2)	Articles Supplementary to Articles of Incorporation of the Registrant, dated June 15, 2011 and filed June 17, 2011 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

	(3)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

	(4)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 5, 2011 and filed August 8, 2011 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

	(5)	Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2011 and filed December 27, 2011 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

	(6)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed November 21, 2012 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.
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(7)	Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 10, 2014.

(8)	Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2013 and filed November 25, 2013 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

(9)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(10)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(11)	Articles Supplementary to Articles of Incorporation of the Registrant, dated May 27, 2014 and filed May 29, 2014 – Incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 30, 2014.

(12)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 7, 2014 – Incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

(13)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 11, 2014 – Incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 166 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 13, 2014.
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(14)	Articles Supplementary to Articles of Incorporation of the Registrant, dated September 15, 2014 and filed September 18, 2014 – Incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 174 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 5, 2014.

(15)	Articles of Supplementary to Articles of Incorporation of the Registrant, dated and filed November 7, 2014 – Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(16)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed November 7, 2014 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(17)	Articles of Amendment to the Articles of Incorporation of the Registrant effective and filed February 5, 2015 – Incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 6, 2015.

(18)	Articles of Amendment to the Articles of Incorporation of the Registrant effective and filed January 5, 2015 – Incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(19)	Articles Supplementary to the Articles of Incorporation of the Registrant effective and filed May 7, 2015 – Incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(20)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed June 24, 2015 – Incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 185 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 24, 2015.
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(21)	Articles of Amendment to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 221 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.

(22)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(22) to Post-Effective Amendment No. 222 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.

(23)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated January 31, 2017 and filed February 1, 2017 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 224 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 13, 2017.

(24)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated July 18, 2017 and filed July 20, 2017 – Incorporated by reference to Exhibit (a)(24) to Post-Effective Amendment No. 240 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2017.

(25)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 5, 2017 – Incorporated by reference to Exhibit (a)(25) to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

(26)	Articles of Amendment to the Articles of Incorporation of the Registrant dated May 5, 2017 and filed May 9, 2017 – Incorporated by reference to Exhibit (a)(26) to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

(27)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed May 3, 2018 – Incorporated by reference to Exhibit (a)(27) to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.
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	(28)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed November 9, 2018 – Incorporated by reference to Exhibit (a)(28) to Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 15, 2018.

	(29)	Articles of Amendment to Articles of Incorporation of the Registrant, dated August 16, 2021 and filed August 18, 2021 – Incorporated by reference to Exhibit (a)(29) to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 23, 2021.

	(30)	Articles of Amendment to the Articles of Incorporation of the Registrant, dated June 6, 2023 and filed June 7, 2023 – Incorporated by reference to Exhibit (a)(30) to Post-Effective Amendment No. 295 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 30, 2023.

	(31)	Articles Supplementary to the Articles of Incorporation of the Registrant, effective and filed February 9, 2024 – Filed herewith.

(b)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

(c)	Not applicable.

(d)	(1)	Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to the AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Global Core Equity Portfolio, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB Concentrated International Growth Portfolio, AB International Low Volatility Equity Portfolio (f/k/a AB International Strategic Core Portfolio), AB FlexFee Large Cap Growth Portfolio, AB All China Equity Portfolio and AB Sustainable US Thematic Portfolio, dated November 13, 2019, as amended, May 7, 2020, November 4, 2020 and August 23, 2021 – Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 23, 2021.
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(2)	Investment Advisory Fee Waiver Agreement between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P., dated March 1, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(3)	Form of Advisory Fee Waiver Agreement between the Registrant, on behalf of the AB Performance Fee Series - Large Cap Growth Portfolio, AB Performance Fee Series - US Thematic Portfolio, AB Performance Fee Series - Core Opportunities Portfolio, AB Performance Fee Series - International Strategic Core Portfolio and AB Performance Fee Series - Emerging Markets Growth Portfolio and AllianceBernstein L.P. –Incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(4)	Fourth Amended and Restated Sub-Advisory Agreement between AllianceBernsten L.P., on behalf of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060 Fund, and Morningstar Investment Management LLC, dated February 1, 2019 – Incorporated by reference to Exhibit (d)(33) to Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2019.

(5)	Investment Advisory Contract between the Registrant, on behalf of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060, and AllianceBernstein L.P., dated November 13, 2019 – Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2020.
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	(6)	Fee Waiver/Expense Reimbursement Agreement between the Registrant, on behalf of the AB Concentrated Growth Fund, and AllianceBernstein L.P., dated March 2, 2020 – Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2020.

	(7)	Fee Waiver/Expense Reimbursement Agreement between the Registrant, on behalf of the AB Concentrated International Growth Portfolio, and AllianceBernstein L.P., dated March 2, 2020 – Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2020.

	(8)	Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P. dated November 13, 2019, as amended May 7, 2020, November 4, 2020, August 23, 2021 and [____], 2024 – Filed herewith.

(e)	(1)	Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(2)	Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 – Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(3)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 – Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.
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	(4)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

	(5)	Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.

	(6)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated November 13, 2019 – Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2020.

	(7)	Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. dated November 13, 2019, as amended [______], 2024 – Filed herewith.

(f)	Not applicable.

(g)	(1)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

	(2)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.
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(3)	Form of Novation and Amendment Agreement to Custodian Agreement effective September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(4)	Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(5)	Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 – Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

(6)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 – Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(7)	Form of Amendment to Services Agreement between each Fund set forth on Schedule A to the Agreement and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.
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(8)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, dated December 15, 2014 – Incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(9)	Amendment to Master Custodian Agreement, dated April 15, 2015, between the Registrant and State Street Bank and Trust Company, regarding the AB Concentrated International Growth Portfolio – Incorporated by reference to Exhibit (g)(16) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(10)	Novation and Amendment Agreement, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB International Strategic Core Portfolio, AB Asia ex-Japan Equity Portfolio and AB Select US Equity Portfolio, effective December 3, 2015 – Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(11)	Amendment to Custodian Agreement, dated August 8, 2017, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Asia ex-Japan Equity Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB FlexFee Emerging Markets Growth Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee US Thematic Portfolio, AB Global Core Equity Portfolio, AB International Low Volatility Equity Portfolio (f/k/a AB International Strategic Core Portfolio) and AB Select US Equity Portfolio – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 248 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2017.
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	(12)	Form of Novation and Amendment Agreement, dated 2018, between the Registrant and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.

	(13)	Amendment to Custodian Agreement, effective July 25, 2018, between the Registrant and Brown Brothers Harriman & Co., regarding the AB All China Equity Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB FlexFee Emerging Markets Growth Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee US Thematic Portfolio, AB Global Core Equity Portfolio, AB International Low Volatility Equity Portfolio (f/k/a AB International Strategic Core Portfolio) and AB Select US Equity Portfolio – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 268 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2019.

	(14)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AB Concentrated Growth Fund, dated November 15, 2017 – Incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 276 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2020.

(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.), dated November 17, 1988 – Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998.

	(2)	Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc, dated June 14, 2006. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 215 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.
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(3)	Expense Limitation Agreement, dated March 1, 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No.195 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(4)	Form of Expense Limitation Agreement, between the Registrant, on behalf of the AllianceBernstein Mid Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 149 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(5)	Expense Limitation Agreement, dated April 15, 2015, between the Registrant, on behalf of AB Concentrated International Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(6)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(7)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(8)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.
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(9)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(10)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(11)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(12)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(13)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(14)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.
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(15)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(16)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(31) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(17)	Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(18)	Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(19)	Expense Limitation Agreement, dated November 12, 2014, between the Registrant, on behalf of AllianceBernstein Global Core Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(20)	Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Select US Long/Short Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.
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(21)	Expense Limitation Agreement, dated December 3, 2014, between the Registrant, on behalf of the AllianceBernstein Small Cap Value Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(22)	Expense Limitation Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(23)	Acquired Fund Fee Waiver Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein, L.P. Incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(24)	Expense Limitation Agreement, dated July 29, 2015, between the Registrant, on behalf of AB International Low Volatility Equity Portfolio (f/k/a AB International Strategic Core Portfolio), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(25)	Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Concentrated Growth Fund, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(26)	Acquired Fund Fee Waiver Agreement, dated February 28, 2017, between the Registrant, on behalf of the AB All Market Income Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 226 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2017.
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(27)	Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series –International Strategic Core Portfolio – Incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(28)	Expense Limitation Agreement, dated July 1, 2017, between the Registrant, on behalf of the AB FlexFee Emerging Markets Growth Portfolio – Incorporated by reference to Exhibit (h)(44)to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

(29)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee Large Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

(30)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee US Thematic Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

(31)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee Core Opportunities Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(56) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

(32)	Expense Limitation Undertaking, dated July 28, 2017 between the Registrant, on behalf of the AB Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 259 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 26, 2018.
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(33)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(34)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(35)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(36)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(37)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(38)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(40) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.
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(39)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(40)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(41)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(42)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(44) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(43)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(44)	Expense Limitation Agreement, dated February 1, 2019, between the Registrant, on behalf of the AB Multi-Manager Select 2060 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.
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(45)	Management Fee Waiver Undertaking, dated June 1, 2016, amended May 1, 2019, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(46)	Expense Limitation Agreement, dated July 25, 2018, between the Registrant, on behalf of AB All China Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(48) to Post-Effective Amendment No. 276 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2020.

(47)	Expense Limitation Undertaking, dated July 25, 2019, between the Registrant, on behalf of AB All China Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(49) to Post-Effective Amendment No. 276 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2020.

(48)	Expense Limitation Undertaking, dated January 1, 2019, between the Registrant, on behalf of AB FlexFee Large Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(49) to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2020.

(49)	Expense Limitation Undertaking, dated January 1, 2019, between the Registrant, on behalf of AB FlexFee Emerging Markets Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2020.

(50)	Expense Limitation Undertaking, dated January 1, 2019, between the Registrant, on behalf of AB FlexFee International Strategic Core Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(52) to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2020.
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(51)	Expense Limitation Undertaking, dated January 1, 2019, between the Registrant, on behalf of AB FlexFee Core Opportunities Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(53) to Post-Effective Amendment No. 278 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2020.

(52)	Expense Limitation Undertaking, dated February 3, 2017, between the Registrant, on behalf of AB Select US Long/Short Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2020.

(53)	Expense Limitation Undertaking, dated March 2, 2020, between the Registrant, on behalf of AB Concentrated International Growth Fund, and AllianceBernstein L.P. Incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2020.

(54)	Expense Limitation Undertaking, dated August 23, 2021, between the Registrant, on behalf of AB Sustainable US Thematic Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 23, 2021.

(55)	Management Fee Waiver Undertaking, dated August 23, 2021, between the Registrant, on behalf of AB Sustainable US Thematic Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(56) to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 23, 2021.

(56)	Expense Limitation Undertaking, dated November 4, 2020, between the Registrant, on behalf of AB International Low Volatility Equity Portfolio (f/k/a AB International Strategic Core Portfolio), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2021.
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	(57)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(58) to Post-Effective Amendment No. 290 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 29, 2022.

	(58)	Form of Acquired Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2022.

	(59)	Expense Limitation Undertaking, dated November 1, 2023, between the Registrant, on behalf of AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 27, 2023.

	(60)	Form of Expense Limitation Agreement, dated [_____], 2024 between the Registrant, on behalf of AB Mid Cap Value Portfolio, and AllianceBernstein L.P. – Filed herewith.

(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – To be Filed by Amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan - See Exhibit (e)(6) hereto.

(n)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(o)	Reserved.

(p)	(1)	Code of Ethics for the Fund – Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

	(2)	Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 294 to the Registrant’s Registration Statement on Form N-1A of (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 5, 2023.

OTHER EXHIBITS:	Powers of Attorney for: Jorge A. Bermudez, Michael J. Downey, Onur Erzan, Nancy P. Jacklin, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody, and Marshall C. Turner, Jr. – Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 27, 2023.

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ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(6) in response to Item 28, all as set forth below. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s articles of Restatement of Articles of Incorporation, as set forth below. The Adviser’s liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d)(1) in response to Item 28, as set forth below.

Article EIGHTH of the Registrant’s Articles of Restatement of Articles of Incorporation reads as follows:

(1)       To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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ARTICLE IX of the Registrant’s Amended and Restated By-Laws reads as follows:

“To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.”

The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

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The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant’s registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant’s articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contract between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

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The Registrant participates in a joint director’s liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

The independent directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with the Registrant under which the Registrant has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Registrant, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

ITEM 31.	Business and Other Connections of Investment Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.	Principal Underwriters.

(a)       ABI is the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is also the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate California Municipal Portfolio1

AB Intermediate Diversified Municipal Portfolio2

AB Intermediate Duration Portfolio3

AB Intermediate New York Municipal Portfolio1

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

Emerging Markets Portfolio4

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios

_________________________________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, Z and Advisor Class Shares.

4 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

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(b)       The following are the Directors and Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors

Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer

Gary Krueger	Director, and Chief Financial Officer

Mark R. Manley	Director, and Secretary

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Officers

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Richard A. Brink	Senior Vice President

Peter G. Callahan	Senior Vice President

Michael A. Capella	Senior Vice President

Nelson Kin Hung Chow	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Brian P. Hanna	Senior Vice President

Michael S. Hart	Senior Vice President

Nancy E. Hay	Senior Vice President and Counsel	Secretary

Alexander Hoffmann	Senior Vice President

Chang Hyun Lee	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Ajai M. Kaul	Senior Vice President

Scott M. Krauthamer	Senior Vice President

Tomas Kukla	Senior Vice President

Ginnie Li-Chin Li	Senior Vice President

Karen (Yeow Ping) Lim	Senior Vice President

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Brendan Murray	Senior Vice President

Masaru Nakabachi	Senior Vice President

John J. O’Connor	Senior Vice President

David D. Paich	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

Craig T. Schorr	Senior Vice President

Elizabeth M. Smith Malik	Senior Vice President

Stephen M. Woetzel	Senior Vice President	Assistant Controller

Derek Yung	Senior Vice President

Robert J. Amberger	Vice President

Armand H. Amritt	Vice President

Eric Anderson	Vice President

Constantin L. Andreae	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

DeAnna D. Beedy	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Friederike Grote Brink	Vice President

Josh Tso Hsiang Chang	Vice President

Mikhail Cheskis	Vice President

Daisy (Sze Kie) Chung	Vice President

Kevin M. Dausch	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President

Gregory M. Erwinski	Vice President

Nataliya Fomenko	Vice President

Yuko (Kadoda) Funato	Vice President

Terry L. Harris	Vice President

Sarah Entzeroth Hartzke	Vice President

Philippe Hemery	Vice President

Olivier Herson	Vice President

Anthony E. Kafouros	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Gunnar Knierim	Vice President

Anthony D. Knight	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

Albert Yen Po Lien	Vice President

Darren L. Luckfield	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Daniel P. Melehan	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

David Mitchell	Vice President

Benjamin Moore	Vice President

Robert D. Nelms	Vice President

Jamie A. Nieradka	Vice President

Daryl N. Northrop	Vice President

Markus Novak	Vice President

Bryan R. Pacana	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Kim Chu Perrington	Vice President

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Claudio Rondolini	Vice President

David Saslowsky	Vice President

Richard A. Schwam	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Scott M. Tatum	Vice President

Laurence Vandecasteele	Vice President

Wendy Weng	Vice President

William Wielgolewski	Vice President

Isabella (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Isabelle Husson	Assistant Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

(c)        Not applicable.

ITEM 33.	Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Congress Street, Suite 1, Boston, MA 02114.  All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203.

ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 12th day of February, 2024.

AB CAP FUND, INC.

By: /s/ Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

(1)	Principal Executive Officer:

	/s/ Onur Erzan	President and Chief	February 12, 2024
	Onur Erzan	Executive Officer

(2)	Principal Financial and Accounting Officer:

	/s/ Stephen M. Woetzel	Treasurer and Chief	February 12, 2024
	Stephen M. Woetzel	Financial Officer

(3)	Directors:

Jorge A. Bermudez*
Michael J. Downey*
Onur Erzan*
Nancy P. Jacklin*
Jeanette W. Loeb*
Carol C. McMullen*
Garry L. Moody*
Marshall C. Turner, Jr.*

	*By: /s/ Nancy E. Hay		February 12, 2024
Nancy E. Hay
(Attorney-in-fact)

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Index to Exhibits

Exhibit No.	Description of Exhibits

(a)(31)	Articles Supplementary to the Articles of Incorporation of the Registrant

(d)(8)	Form of Investment Advisory Contract

(e)(7)	Form of Amendment to Distribution Services Agreement

(h)(60)	Form of Expense Limitation Agreement

(i)	Opinion and Consent of Seward & Kissel LLP

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